Supplement to the
Fidelity Advisor® Value Leaders Fund
Class A, Class M, Class C, and Class I
December 30, 2024
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VIII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Value Leaders Fund and Fidelity® Blue Chip Value Fund pursuant to which Fidelity Advisor® Value Leaders Fund would be reorganized on a tax-free basis with and into Fidelity® Blue Chip Value Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Value Leaders Fund would receive, respectively, corresponding shares of Fidelity® Blue Chip Value Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Value Leaders Fund in exchange for corresponding shares of Fidelity® Blue Chip Value Fund equal in value to the net assets of Fidelity Advisor® Value Leaders Fund and the assumption by Fidelity® Blue Chip Value Fund of all of the liabilities of Fidelity Advisor® Value Leaders Fund. After the exchange, Fidelity Advisor® Value Leaders Fund will distribute the Fidelity® Blue Chip Value Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Value Leaders Fund. As a result, shareholders of Fidelity Advisor® Value Leaders Fund will become shareholders of Fidelity® Blue Chip Value Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor® Value Leaders Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Value Leaders Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about June 6, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Blue Chip Value Fund please call 1-877-208-0098. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
AVLF-PSTK-0125-137 1.790648.137	January 24, 2025
Supplement to the
Fidelity Advisor® Overseas Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2024
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VIII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Overseas Fund and Fidelity® Overseas Fund pursuant to which Fidelity Advisor® Overseas Fund would be reorganized on a tax-free basis with and into Fidelity® Overseas Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Overseas Fund would receive, respectively, corresponding shares of Fidelity® Overseas Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Overseas Fund in exchange for corresponding shares of Fidelity® Overseas Fund equal in value to the net assets of Fidelity Advisor® Overseas Fund and the assumption by Fidelity® Overseas Fund of all of the liabilities of Fidelity Advisor® Overseas Fund. After the exchange, Fidelity Advisor® Overseas Fund will distribute the Fidelity® Overseas Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Overseas Fund. As a result, shareholders of Fidelity Advisor® Overseas Fund will become shareholders of Fidelity® Overseas Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor® Overseas Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Overseas Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about July 25, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Overseas Fund please call 1-877-208-0098. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
OS-PSTK-0125-147 1.743525.147	January 24, 2025